                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 13, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-64999 on Form S-8 and Registration Statement File No. 333-20825 on Form S-3.

ARTHUR ANDERSEN LLP

Houston, Texas
March 22, 2002